PBHG INSURANCE SERIES FUND, INC.

                        SUPPLEMENT DATED NOVEMBER 1, 1999
                       To the Prospectus Dated May 1, 1999


     This Supplement updates certain information contained in the Prospectus, as supplemented on May 28, 1999. You should retain the Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-347-9256.

     Effective immediately, Michael S. Sutton, CFA, manages the PBHG Select 20 Portfolio. Mr. Sutton joined Pilgrim Baxter & Associates, Ltd. in October, 1999, from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to his tenure with Loomis Sayles & Co., Mr. Sutton was a large cap growth portfolio manager with Stein, Roe & Farnham. Mr. Sutton received his BS in Finance, MBA and JD from Florida State University.